EXHIBIT 10.5

EDISON LOGO




                            EQUITY COMPENSATION PLAN

                         1998 DIRECTOR AWARD CERTIFICATE




This award is made by Edison International to -NAME- ("Director"), as of April 16, 1998, pursuant to the Equity Compensation Plan ("Plan"). Edison International hereby grants to Director, as a matter of separate arrangement and not in lieu of any other compensation for services, the following:

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                    500 shares of Edison International Common
                  Stock to be issued as soon as practicable in
                accordance with the Director's instructions, and

                  300 Edison International deferred stock units
                   to be credited under the Director Deferred
                               Compensation Plan.
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The  deferred  stock  unit  award is made  subject  to the terms and  conditions contained in the Director Deferred Compensation Plan which are incorporated herein by reference.







Edison International




By:___________________________________